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                       Office of the United States Trustee
                                  Exhibit 99.16
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------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
AMERICAN WASTE TRANSPORT, INC.
                                           Report Number: 17         Page 1 of 3

                      Debtor.              For the period FROM: April 1, 2002
                                                          TO:   April 31, 2002
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44134 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO: 17            Page 2 of 3
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2.       Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------
         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See Attachment        $See Attachment
                                      ----------------       -------------------

3.       State of Status of Payments to Secured Creditors and Lessors:
                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
                                                                 NONE

         *Explanation for Non-Payment: PER STIPULATION WITH VOLVO AN EXTRA HALF
                                       PAYMENT WAS MADE IN FEBRUARY
                                       -----------------------------------------

4.       Tax Liability:
                   Gross Payroll Expense for Period:            $See Attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                                 Post-Petition
                                                                   taxes Still
                                         Date Paid   Amount Paid*     Owing
                                         ---------   ------------     -----
   Federal Payroll and Withholding Taxes           See Attachment See Attachment
   State Payroll and Withholding Taxes             See Attachment See Attachment
   State Sales and Use Taxes
   Real Property Taxes*****


     ****Includes personal property tax    * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

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             DEBTOR IN POSSESSION OPERATING REPORT NO: 17            Page 3 of 3
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6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                See attached
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
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

9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000       $241,105.56      $1,500.00        Feb  7, 2001       $ 1,500.00       1127
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001           $ 1,269,000      $5,000.00        May 3, 2001        $ 5,000.00       1317
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001            $ 1,477,068      $5,000.00        Oct. 8, 2001       $ 5,000.00       1442
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001            $   532,254      $3,750.00        Nov 16, 2001       $ 3,250.00 and   1443 and 1445
                                                                and Nov 28,2001    $500.00
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Dec 2001             $   112,557      $  750.00        Feb 5,2002         $    750.00      1450
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:       May 29, 2002
             -------------------

                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                            AMERICAN WASTE TRANSPORT
                                  PROFIT & LOSS
                                   APRIL 2002

                                                        Apr 02
                                                      -----------
      Ordinary Income/Expense
              Expense
                  6050-BANK CHARGES                        54.00
                  6501-POST PETITION LEGAL FEES         5,743.68
                                                      -----------
              Total Expense                             5,797.68
                                                      -----------

      Net Ordinary Income                              -5,797.68
                                                      -----------
Net Income                                             -5,797.68
                                                      ===========

                            AMERICAN WASTE TRANSPORT
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2002


                                     Current      1 - 30    31 - 60     61 - 90      > 90         TOTAL
                                    -----------   -------   ---------   --------   ----------   ----------
      BENETECH                            0.00      0.00        0.00       0.00       465.00       465.00
      INTERNAL REVENUE SERVICE            0.00      0.00    3,152.52       0.00         0.00     3,152.52
      IRELL & MANELLA LLP            19,921.23      0.00        0.00       0.00     8,218.13    28,139.36
                                    -----------   -------   ---------   --------   ----------   ----------
TOTAL                                19,921.23      0.00    3,152.52       0.00     8,683.13    31,756.88
                                    ===========   =======   =========   ========   ==========   ==========